BLACKROCK LIQUIDITY FUNDS

FedFund

(the “Fund”)

Supplement dated July 29, 2022 to Private Client Shares Prospectus of the Fund,

dated February 28, 2022, as supplemented to date

The Fund’s internet-based trade order system has been updated allowing the deadlines for the Fund for the receipt of purchase and redemption orders via the Fund’s internet-based trade order system to be placed up to 5 minutes prior to the trade deadlines currently listed in the Prospectus.

Generally, shareholders attempting to submit trades through the internet-based trade order system after the applicable internet-based trading deadline will be blocked and will have to submit their orders during the next window when internet-based trading resumes or place their orders via telephone or other electronic means. The trade deadlines for orders placed via other methods will not be affected.

Accordingly, effective August 29, 2022:

The section of the Prospectus entitled “Account Information—Purchase of Shares” is amended by deleting the table in that section in its entirety and replacing the table with the following:

Fund	Deadline (Eastern time)
TempFund[1]	8:00 a.m., 12:00 p.m. and 3:00 p.m.
FedFund[2]	5:00 p.m.

[1]

Purchase orders for Shares of TempFund transmitted by the Fund’s internet-based order entry program will not be accepted until the time they are received by the Fund. Due to potential time delays between the time an order is placed and the time it is received by the Fund, purchase orders for Shares of TempFund placed through the Fund’s internet-based order entry program after 7:55 a.m. and 11:55 a.m. Eastern time (but prior to the corresponding deadlines listed for TempFund in the chart above, respectively) may not be received by the Fund in time for an account holder to receive the NAV calculated in connection with each such deadline, respectively. Transmitted orders will receive the NAV next calculated after they are received by the Fund. Purchase orders for Shares of TempFund placed after 2:55 p.m. Eastern time (but prior to 3:00 p.m.) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

[2]

Purchase orders for Shares of FedFund placed after 4:55 p.m. Eastern time will not be transmitted by the Funds’ internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

The section of the Prospectus entitled “Account Information—Redemption of Shares” is amended by deleting the table in that section in its entirety and replacing the table with the following:

Fund	Deadline (Eastern time)
TempFund[1]	8:00 a.m., 12:00 p.m. and 3:00 p.m.
FedFund[2]	5:00 p.m.

[1]

Redemption orders for Shares of TempFund transmitted by the Fund’s internet-based order entry program will not be accepted until the time they are received by the Fund. Due to potential time delays between the time an order is placed and the time it is received by the Fund, redemption orders for Shares of TempFund placed through the Fund’s internet-based order entry program after 7:55 a.m. and 11:55 a.m. Eastern time (but prior to the corresponding deadlines listed for TempFund in the chart above, respectively) may not be received by the Fund in time for an account holder to receive the NAV calculated in connection with each such deadline, respectively. Transmitted orders will receive the NAV next calculated after they are received by the Fund. Redemption orders for Shares of TempFund placed after 2:55 p.m. Eastern time (but prior to 3:00 p.m.) will not be transmitted by the Fund’s internet-based order entry program.

Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

[2]

Redemption orders for Shares of FedFund placed after 4:55 p.m. Eastern time will not be transmitted by the Funds’ internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

PR-BLFFF-PCS-0722SUP

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